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                                ING EQUITY TRUST
                        ING Principal Protection Fund XI

                         Supplement dated August 3, 2004
                      to the Classes A, B and C Prospectus
                               Dated July 21, 2004


Effective immediately the section entitled "Shareholder Guide - Choosing a Share Class - Reinstatement Privilege" found on page 14 of the Prospectus is deleted in its entirety and replaced with the following:

      REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares during the Index Plus LargeCap Period, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege is not available during the Guarantee Period. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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                                ING EQUITY TRUST
                        ING Principal Protection Fund XI

                       Supplement dated August 3, 2004 to
        the Classes A, B and C Statement of Additional Information (SAI)
                               Dated July 21, 2004


Effective immediately the section entitled "Reinstatement Privilege" found on page 39 of the SAI is deleted in its entirety and replaced with the following:

      REINSTATEMENT PRIVILEGE
      The Fund allows reinstatement privileges during the Offering Period and the Index Plus LargeCap Period. If you sell Class B or Class C shares of the Fund during these periods, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge during the Offering Period or the Index Plus LargeCap Period. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE